Exhibit 77(q)(1)

            EXHIBITS PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.

(e)  Form  of  Investment   Management   Agreement  the  Fund  and  ING  Pilgrim
     Investments is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A as filed on November 1, 2000.